Exhibit 99.1

 NASDAQ: FVCB Summer 2019

Forward-Looking Statements; Non-GAAP Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. These forward-looking statements include, but are not limited to, statements about (i) FVCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties. Factors that could cause results and outcomes to differ materially include, among others, the expected growth opportunities or cost savings resulting from the merger, which may not be fully realized or take longer than expected to realize; the ability of the two companies to avoid customer dislocation or runoff, and employee attrition following the merger; changes in FVCB’s operating or expansion strategy; availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of FVCB to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of FVCB’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, business disruption following the merger with Colombo, changes in interest rates and capital markets, inflation, customer acceptance of FVCB’s products and services, customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and other risk factors described in FVCB’s filings with the SEC. For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward-Looking Statements” and Risk Factors in FVCB’s prospectus filed with the SEC on September 17, 2018, pursuant to Rule 424(b). Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. FVCB assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include core return on average assets, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. 2

An Attractive Investment Opportunity in the DC and Baltimore MSAs Well positioned in one of the most attractive banking markets in the U.S. • Sixth largest MSA with favorable demographics, economic trends and business investments • Recent consolidation in local markets has created growth opportunities for remaining firms Track record of exceptional growth and strong profitability • Organic CAGRs in excess of 18% for assets, loans, deposits and pre-tax income since 2014 • Core ROAA and Core ROAE of 1.13% and 9.81%, respectively, for the most recent quarter Disciplined, low risk commercial balance sheet • Commercial focused lending portfolio with small average loan balances that further mitigates risk • Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality Strong core deposit base • Strategy of full service relationship banking helps support FVCB’s margin • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers Experienced leadership team • Hands on management team with intimate knowledge of clients, credits, markets and employees • Proven track record of growth at varying institutions within the DC MSA 3

An Attractive Investment Opportunity in the DC and Baltimore MSAs

1

Well positioned in one of the most attractive banking markets in the U.S.

- Sixth largest MSA with favorable demographics, economic trends and business investments
- Recent consolidation in local markets has created growth opportunities for remaining firms

2

Track record of exceptional growth and strong profitability

- Organic CAGRs in excess of 18% for assets, loans, deposits and pre-tax income since 2014
- Core ROAA and Core ROAE of 1.13% and 9.81%, respectively, for the most recent quarter

3

Disciplined, low risk commercial balance sheet

- Commercial focused lending portfolio with small average loan balances that further mitigates risk
- Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality

4

Strong core deposit base

- Strategy of full service relationship banking helps support FVCB's margin
- Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers

5

Experienced leadership team

- Hands on management team with intimate knowledge of clients, credits, markets and employees
- Proven track record of growth at varying institutions within the DC MSA

FVCBankcorp, Inc.

3

Well Positioned In One of the Most Attractive Markets in the U.S. Top 10 MSAs By Population Vibrant Economy 5 Yr. Historical Deposit CAGR (%) • Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs Virginia was ranked the 4th best state for business in 2018 by CNBC Both states have large workforce populations spanning several generational demographic cohorts 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs 2024 Proj. Population CAGR (%) Median Household Income 2024 Proj. Income CAGR (%) • Market Name Population New York-Newark-Jersey City 20,432,620 0.42 77,981 1.96 22.0 • Los Angeles-Long Beach-Anaheim 13,478,088 0.64 72,546 2.43 8.9 • Chicago-Naperville-Elgin 9,528,505 0.08 72,024 2.04 7.9 • Dallas-Fort Worth-Arlington 7,575,979 1.49 69,458 1.48 9.1 • Numerous Government Contracting entities support government functions With over 30 banks acquired in these markets over the past Houston-The Woodlands-Sugar Land 7,092,836 1.55 65,702 0.47 7.7 • five years, there are limited investment invest in community banks in this market opportunities to Miami-Fort Lauderdale-Pompano Bea 6,283,790 1.29 57,220 2.16 8.3 Philadelphia-Camden-Wilmington 6,120,405 0.30 71,482 1.72 6.5 Atlanta-Sandy Springs-Alpharetta 6,017,552 1.27 68,974 2.25 9.0 Boston-Cambridge-Newton 4,886,491 0.71 90,268 2.12 8.7 Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report 5 Washington-Arlington-Alexandria6,311,9301.02102,2601.378.2

Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage Total Assets Total Loans, Net of Fees Total Deposits Colombo contribution 2014201520162017 2018 2019Q2 2014 2015201620172018 2019Q2 2014 20152016201720182019Q2 19.3% 21.8% 23.3% 15.8% 9.5% 22.9% ¹ 24.1% 22.4% 23.1% 15.8% 11.8% 19.5% ¹ 17.2% 24.4% 23.8% 19.6% 10.3% 20.9% ¹ Organic YOY Growth Rate Organic YOY Growth Rate Organic YOY Growth Rate (1) Annualized growth over the first six months of 2019 Source: S&P Global Market Intelligence; Company documents 6 Organic CAGR: 19.7% Organic CAGR: 18.4% Organic CAGR: 18.2% $143 $143 $1,091 $994 $889 $768 $624 $510 $138 $138 $1,131 $1,024 $928 $776 $627 $504 Organic Growth $199 $199 $1,285 $1,153 $1,053 $909 $737 $605

Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream Pre-Tax Income ($M) Efficiency Ratio (%) 65.2% 27.1% CAGR $16.4 2014 2015 2016 2017 2018 ¹ YTD Q219 ² 2014 2015 2016 2017 2018 ¹ YTD Q219 ¹ Net Interest Margin (%) 3.66% 3.63% 3.62% Drivers of Earnings Growth: 3.51% 3.51% 3.43% • • Continued leverage and upside on Colombo franchise Continued growth in legacy D.C. and Virginia markets 2014 2015 2016 2017 2018 YTD Q219 (1) Excludes one-time transaction costs of $3.3 million for 2018 and $0.1 million for 2019 (2) Represents YTD 2019Q2 pre-tax income Source: S&P Global Market Intelligence; Company documents 7 $14.5 $10.2 $10.5 $8.3 $6.3 61.3% 58.0% 57.2% 55.7% 55.5%

Disciplined, Low-Risk Commercial Well Diversified Commercial Portfolio Balance Sheet Positioning For Future Growth C&I Portfolio Balance % of Portfolio Yield Commercial and Industrial Owner Occupied CRE $119,040 $171,773 9.6% 13.9% 6.35% 4.95% • Nineteen loan officers with deep connections to the markets; average experience of over 20 years Focused effort on commercial, real estate and small business Expanded focus on government contracting provides large source of growth potential • Commercial Real Estate Portfolio Balance % of Portfolio Yield Nonowner Occupied CRE Multifamily Construction & Development $429,744 $69,215 $216,941 34.8% 5.6% 17.6% 4.66% 4.57% 5.71% • – Total commitments of $143.2 million with average outstanding of $43.3 million 2019 YTD and total deposits of $75.8 million Total of 117 relationships which represents a 21% growth year over year Other Loans Balance % of Portfolio Yield Residential 1-4 - Owner Occupied Residential 1-4 - Non-Owner Occupied Home Equity Lines Other Loans $51,051 $71,181 $73,851 $31,576 4.1% 5.8% 6.0% 2.6% 5.17% 4.90% 5.31% 7.64% – • Well positioned for interest rate moves – 51% variable (8% tied to LIBOR; 25% tied to Treasuries; 19% tied to Prime) 49% fixed NII impact +100: 1.1% NII impact - 100: -1.1% CRE 58.0% – – – C&I 23.5% Other 18.5% • Small average loan balance helps mitigate risk – – C&I average loan size: $279,000 CRE average loan size: $885,000 Source: S&P Global Market Intelligence; Company documents 8 Total CRE$715,90058.0%4.97 % Total C&I$290,81323.5%5.52%

Disciplined, Low-Risk Commercial Proven History of Strong Credit Metrics Balance Sheet Non-Owner Occupied CRE & Construction Net Charge-Offs (Recoveries) / Average Loans ($000s) CRE Type % of Total CRE LTV (Maximum Bank DSC (Minimum Balance Guidelines) Bank Guidelines) Retail $156,690 17.65% 75% 1.2 Hotel $55,632 6.27% 65% 1.3 AD&C $1,977 0.22% 65% - 0.19% Industrial $60,455 6.81% 75% 1.2 Special Use $27,349 3.08% 65% 1.05 - 1.30 (0.01%) 2014 2015 2016 2017 2018 2019 Q2 Well-Reserved Loan Portfolio Asset Quality Trends Over Time¹ ($s in Thousands) ($000s) Nonperforming Loans (NPLs) OREO ALLL Ba l a nce a t 12/31/2018 Ne t Cha rge -Offs Provi s i on for Loa n Los s e s $9,159 (183) $1,020 Re ma i ni ng Fa i r Va l ue Di s count $2,147 Loa ns , Ne t of Fe e s a t 6/30/2019 ALLL Cove ra ge Re ma i ni ng Ma rk Cove ra ge $1,234,372 0.81% 0.18% $0.8 2014 2015 2016 2017 2018 2019 Q2² (1) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned 2)OREO property under sales agreement. Sales agreement received for $3.9 million of NPLs. Source: S&P Global Market Intelligence; Company documents ( 9 Effective Reserve Coverage0.99% $3.9 $4.2 $6.1 $3.9 $3.2 $2.6 $0.2 $1.6 Total Effective Reserve$12,170 ALLL Balance at 6/30/2019$9,997 Other$9,8081.10%65%-80%1.2 -1.3 Total Non Owner Occupied$715,900 Total CRE (Includes Owner Occupied)$887,673 Mixed Use$53,3716.01%75%1.2 0.03% 0.07% 0.05% 0.03% Land$53,0085.97%60%-Construction$161,95618.25%75%-Office$66,3257.47%75%1.2 Multi-family$69,3297.81%80%1.2

Strong Core Deposit Base Deposit Portfolio Composition • Full service relationships continue to drive core deposit growth As of 12/31/2014 As of 6/30/2019 Wholesale 6.5% Wholesale 10.3% Time 25.2% – Approximately $820.9mm in loans, or 75% of the commercial loan portfolio, retain a deposit relationship with the bank Time 34.7% Nonint est Noninter t bea ing 21.3% beari g 20.1% Interest bearing 47.0% Interest bearing 34.9% • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment Fed Funds increase of 2.25% in the same time period – $815.7 mm in commercial deposits, across 5,600 accounts, with an average rate of 0.80% Deposit Composition By Delivery Channel ($s in Thousands) Commercial Retail Public Wholesale Wtd. Wtd. Wtd. Wtd. Balance Cost Balance Cost Balance Cost Balance Cost – Treasury management tools and high-touch service allows FVCB to compete for larger clients Now / Transactions $ 246,335 1.03% $ 10,567 0.19% $ 44,414 1.85% $ 10,015 2.50% • $133.1 million in public funds at an average rate of 2.18% Time Deposits $ 92,629 1.21% $ 149,543 2.15% $ 77,633 2.33% $ 72,207 2.49 % Source: S&P Global Market Intelligence; Company documents 10 Total$ 815,7460.80%$ 238,2601.65%$ 133,1462.18%$ 82,2222.49 % Savings / MMDA$ 217,8891.32%$ 66,3441.06%$ 11,0992.46%–– DDA$ 258,8920.00%$ 11,8060.00%–––– MRQ Cost of Deposits: 1.36% 12/31/14 Cost of Deposits: 0.84%

Experienced Leadership Team Management Team With Strong Ties to The Market… FVCB’s executive management team consists of seven officers with over 185 years of combined experience in the Washington, D.C. metropolitan area • David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million 11 Name Current Position Prior Community Bank Experience Years Experience Years at FVCB David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 20 12 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 32 12 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 38 12 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 25 8 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 19 7 Sharon L. Jackson EVP and Chief Deposit Officer, Company and Bank MainStreet Bank 33 3 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 22 2

Experienced Leadership Team …Governed and Supported By An Exceptional Board • Served as Vice Chairman of the Board since 2015 Served as President and COO of FVCB from 2008 to 2013 Served as CEO and President of Cardinal Bank from 1997 to 1999 • Served as Chairman of the Board and CEO of FVCB since its organization Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares • • • Bio Bio • • Serves as President of the Bank and Company CFO and EVP from FVCB’s inception until June of 2017 Former auditor at KPMG •Served as Director of the Board since 2018 Trish Ferrick President & Director Morty Bender Director • Previous Chairman, President and Principal Owner of Colombo bank for 16 years until its sale to FVCB in 2018 • • • President of Simmonds & Klima, Ltd Served as Chairman of the Board at First Commonwealth Bank of Virginia Served as Director of Bank of Northern Virginia • • • Co-owner of LMO Advertising CEO of Artemis Technologies Advisor at First Juice, Inc. and Ardent Capital Scott Laughlin Director Sidney Simmonds Director • • • • Former Attorney with Linowes and Blocher, LLP Served as Director at James Monroe Bank Vice President of Friendship Place non-profit • • Owner, President and CEO of TCI since 1980 Serves as Director of Advanced Solutions International Tom Patterson Director Daniel Testa Director • Manages various Wills family real estate development firms Co-founded Church Investments and Consolidated Green Services • Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 Retired from the U.S. Air Force in 1999 Devin Satz Director Phillip Wills Director • • • Serves as the Managing Partner of Schwartz, Weissman & Co Former director of Annapolis Bancorp • Partner and Co-founder of Argy, Wiltse & Robinson, P.C. Served as Director at Cardinal Financial Corp Larry Schwartz Director Steven Wiltse Director • • Source: S&P Global Market Intelligence 12 L. Burwell Gunn Jr. Vice Chairman David Pijor Chairman & CEO

Appendix: Additional Materials 13

Financial Highlights Financial Data as of 06/30/19 Dollars in Millions, Except Per Share Amounts 2014 2015 2016 2017 2018 YTD Q219 Total Assets Total Loans, Net of Fees Total Deposits Total Equity $605 $510 $504 $67 $737 $624 $627 $73 $909 $768 $776 $80 $1,053 $889 $928 $98 $1,352 $1,137 $1,162 $158 $1,485 $1,234 $1,269 $170 ROAA ROAE Efficiency Ratio Net Interest Margin 0.76% 6.45% 65.2% 3.63% 0.85% 7.70% 61.3% 3.66% 0.88% 8.91% 58.0% 3.51% 0.80% 8.63% 57.2% 3.43% 0.94% 9.29% 55.7% 3.51% 1.14% 9.76% 55.5% 3.62% Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Ratio Total Risk-Based Capital Ratio 10.96% N/A 12.53% 13.62% 10.82% 11.25% 11.25% 12.20% 11.89% 12.37% 12.37% 13.16% 11.79% 12.05% 12.05% 12.83% 12.41% 13.27% 13.27% 14.02% 12.10% 12.49% 12.49% 13.21% (1) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned (2) Nonperforming loans defined as nonaccruals and 90+ days past due Source: S&P Global Market Intelligence; Company documents 14 Bank Level Capital Ratios NPAs ¹ / Assets 0.26% 0.35% 0.03% 0.44% 0.57% 0.93% Reserves / Loans 1.09% 1.00% 0.84% 0.87% 0.81% 0.81% NPLs ² / Assets 0.26% 0.35% 0.03% 0.07% 0.24% 0.67% NCO Ratio 0.03% 0.07% 0.19% (0.01%) 0.05% 0.03% Asset Quality Performance Net Interest Income $19.2 $22.9 $27.2 $32.1 $39.8 $24.1 Non Interest Income $1.3 $1.2 $1.2 $3.0 $1.7 $1.3 Non Interest Expense $13.3 $14.7 $16.4 $19.3 $26.4 $14.2 Net Income $4.1 $5.4 $6.9 $7.7 $10.9 $8.0 Earnings Per Share $0.41 $0.51 $0.63 $0.67 $0.85 $0.54 Income Statement Balance Sheet

FVCB Business Strategy FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers Opportunity Blueprint for Success • Hire seasoned lenders to scalable lending structure • Cultivate relationships with institutional investors to bank consolidation in local markets • Leverage strong infrastructure to enhance efficient growth • Disciplined underwriting • Continue to attract and service larger, sophisticated commercial and 15 •Utilize strategic suite of superior products governmental customers Superior Technology •Strong risk management culture •Constantly managing and overseeing credit quality Maintain Credit Quality •Continued growth of return on assets and return on equity •Enhance net interest income Profitability •Explore potential bank acquisitions •Capitalize on attracting experienced bankers and new customers due Opportunistic Growth •Focus on relationships, generating “sticky” sustainable, core deposits •Continue to bolster existing market share Organic Growth

FVCB Franchise History Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline February 2012 August 2017 Follow-On Offering #2 $6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)¹ Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted) April / May 2015 November 2007 Five for Four Stock Split quoted on OTCQX FVCbank is established $23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks October 2012 October 2015 September 2017 Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA Formed FVCBankcorp Holding Company Five for Four Stock Split 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2010 May / June 2016 May 2018 June 2013 Reached sustained profitability September 2010 Five for Four Stock Split Announced acquisition of Colombo Bank in Rockville, MD Follow-On Offering #3 $21.9mm @ $13.50 per share ($6.91 per share split adjusted) June 2016 $25.0 mm 6% Subdebt Follow-On Offering #1 $6.3mm @ $12.50 per share ($6.40 per share split adjusted) September 2018 Initial Public Offering $36.9mm @ $20.00 per share October 2018 Completed acquisition of Colombo Bank in Rockville, MD 16 (1) $13.00 for existing shareholders, $13.50 for new shares offered to the public Source: S&P Global Market Intelligence; Company documents